UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2017 (June 22, 2017)

NOWNEWS DIGITAL MEDIA TECHNOLOGY CO. LTD.

(Exact name of registrant as specified in its charter)

Nevada	333-171637	36-4794119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4F, No. 32, Ln. 407, Sec. 2. Tiding Road, Neihu District, Taipei City 114, Taiwan

(Address of principal executive offices) (zip code)

886287978775 ext 500

(Registrant's telephone number, including area code)

N/A

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 22, 2017, NowNews Digital Media Technology Co., Ltd. (the “Company”) entered into a subscription agreement (the “Agreement”) with a Taiwanese investor (the “Investor”). Pursuant to the Agreement, the Investor agreed to purchase 100,000 restricted shares of common stock, par value $.001 of the Company (“Share Purchase”) for an aggregate price of $530,000 (the “Subscription Price”). The Agreement contains a buy-back clause whereby the Investor will have an option to have the Company buy back the shares issued to him under the Agreement at a price of $5.8 per share one year after he pays the full Subscription Price. The closing of the transactions contemplated under the Agreement is subject to the fulfillment of certain conditions, or on such other date and time as all parties may mutually determine (the “Closing Date”).

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the Agreement, and a copy of the English translation of the Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

As part of the Agreement, the Company will issue an aggregate of 100,000 shares of common stock to the Investor. The issuance of the shares will be exempt from registration under Rule 903 of Regulation S of the Securities Act on the basis that the transaction will be an “offshore transaction”, as defined in Rule 902(h) of Regulation S. The Company did not engage in any “directed selling efforts”, as defined in Regulation S, in the United States in connection with the sale of the Company’s shares. The Investor represented to the Company that the he is not a U.S. person, as defined in Regulation S, and is not acquiring the Shares for the account or benefit of a U.S. person. The 100,000 shares will be issued after all the closing conditions set forth in the Agreement have been satisfied on the Closing Date, which is expected to be on or before June 30, 2017. The shares are subject to restrictions on resale pursuant to Commission Rule 144 under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Subscription Agreement dated June 22, 2017*

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2017	NOWNEWS DIGITAL MEDIA TECHNOLOGY CO.LTD.

	By:	/s/ Shuo-Wei Shih
Shuo-Wei Shih
Chief Executive Officer